Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 906

OF THE SARBANES OXLEY ACT OF 2002

In connection with the Quarterly Report of International Isotopes, Inc and subsidiaries (the “Company”) on Form 10-Q for the period ended June 30, 2010, as filed with the Securities and Exchange Commission (the “Form 10-Q”), I, Laurie McKenzie-Carter, Chief Financial Officer of the Company, in my capacity as such, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

To my knowledge, the Form 10-Q fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78m or 78o(d)); and

(2)

The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 16, 2010

/s/ Laurie McKenzie-Carter

Laurie McKenzie-Carter

Chief Financial Officer